PIMCO

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

JULY 31, 2002

SEMI-ANNUAL REPORT

Pacific Investment Management Company LLC (PIMCO) is responsible for the management and administration of the PIMCO Strategic Global Government Fund, Inc. (the “Fund”). Founded in 1971, PIMCO currently manages over $279 billion on behalf of mutual fund and institutional clients located around the world. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and the world.

Effective July 31, 2002, PIMCO Strategic Global Government Fund, Inc. (the “Fund”), in compliance with Rule 35d-1 under the Investment Company Act of 1940, as amended, adopted a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in government securities. For this purpose, “government securities” include bonds issued or guaranteed by the U.S. or foreign governments (including states, provinces, cantons and municipalities), by their agencies, authorities or instrumentalities, or by supranational entities, and synthetic instruments with economic characteristics similar to such securities. The Fund has also adopted a policy to provide shareholders at least 60 days’ prior notice of any change in this investment policy of the Fund. Prior to the change, the Fund was subject to a similar requirement with regard to 65% of its total assets.

LETTER TO OUR SHAREHOLDERS

We are pleased to present you with this semi-annual report, our first report to shareholders since PIMCO successfully completed the process of becoming the investment manager to the Fund on February 8, 2002. We believe that PIMCO’s core capabilities and experience as a fixed income manager match the demands needed to successfully manage the Fund.

Financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. The U.S. continued to grow faster than Europe or Japan after emerging from a mild recession last year. Nevertheless, business investment remained weak, raising doubts about the staying power of the recovery. Still, rebounds in manufacturing, subdued inflation, continued productivity gains, an accommodative Federal Reserve and stimulative fiscal policy have provided grounds for optimism.

Any optimism about the direction of the real economy was thoroughly undermined, however, by the growing loss of confidence in financial markets and in the economic model that produced the New Age Economy. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. Demand for U.S. assets declined among investors already nervous about lofty equity valuations, a potential slowing of the recovery later this year and a swelling U.S. current account deficit. This dramatic shift in investor sentiment helped push the dollar down against the euro and the yen.

On the following pages you will find specific details as to the Fund’s portfolio and total return investment performance in light of economic and financial market activities.

We are optimistic that 2002 will continue to be a successful year for Fund investors. We appreciate the trust you have placed in us, and welcome your questions and comments regarding the Fund and this semi-annual report.

Sincerely,
Brent R. Harris
Chairman of the Board

July 31, 2002

Semi-Annual Report
July 31, 2002

ABOUT THE FUND

Launched in February 1994, PIMCO Strategic Global Government Fund, Inc. (the “Fund”) is a closed-end, intermediate-term bond fund whose primary investment objective is to generate over time a level of income higher than that generated by high-quality, intermediate-term U.S. debt securities. The Fund attempts to achieve this objective by investing principally in investment-grade government securities of the United States and other countries.

Unlike an open-end fund, whose shares are bought and sold at their net asset value (“NAV”), shares of most closed-end funds, including the PIMCO Strategic Global Government Fund, Inc., are listed on a stock exchange where they trade at market value Closing market prices for the Fund’s shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund’s NYSE trading symbol is “RCS.” Comparative NAV and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in The New York Times and Barron’s in a table titled “Closed-End Funds.”

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides automatic reinvestment of dividend and capital gains distributions in additional shares of the Fund. If your shares are registered in your own name, you are already enrolled in the Plan unless you have elected otherwise. Shareholders whose shares are held in the name of a broker or nominee should contact their broker or nominee to request participation in the Plan. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder of shares. Please refer to the section entitled “Dividend Reinvestment Plan” for additional information about the Plan.

The Fund issues a quarterly press release summarizing investment performance and portfolio statistics. Should you wish to receive a copy, please call 800-426-5523 to be placed on the Fund’s mailing list.

Semi-Annual Report
July 31, 2002

SIX MONTHS IN REVIEW

Economic and Market Review

Mortgage-Backed Securities (MBS) gained during the fiscal period as investors sought a safe haven amid turbulent financial markets. However, U.S. Treasuries performed the best with yields on intermediate maturities declining up to 0.92% during a six-month period ended July 31, 2002 in which worried investors sought refuge in safe, stable and liquid assets. The broad U.S. bond market, as represented by the Lehman Aggregate Bond Index, returned 4.20% during the six-month period, and the MBS sector, as represented by the Lehman Fixed Rate MBS Index, returned 4.73%. Mortgage spreads were volatile, tightening dramatically into May, widening back to near 2002 nominal wide spreads by the end of June, and widened even further during July.

During the period financial markets were unsettled despite positive indicators about the health of the U.S. economy, the engine of global growth over the past several years. Markets were also shaken by a growing loss of investor confidence. Outrage about the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and also hurt performance of corporate bonds, especially in the telecom and energy/utility sectors. The crossover bid from the corporate sector into the mortgage sector continued in earnest through the second calendar quarter, as negative headlines hit every week and into the quarter’s close.

The flight to quality bid resulted in mortgages trailing Treasuries nominally but outperforming modestly on a like-duration basis. Bolstered by strong credit quality and a yield advantage vs. Treasuries, the mortgage sector brushed off the risk that lower mortgage rates, returning to 2001 record lows, would spark a wave of prepayments. Evidence for this lack of concern was that discount (lower-coupon) mortgages remained a bargain versus fuller coupons despite the refinancing risk posed by lower rates. By the end of the second quarter, par priced Fannie Mae’s had hit 5.98%, one of the lowest levels ever.

Strong financial institution demand continued throughout the period. However, departing from first calendar quarter trends, the Government Sponsored Enterprises (“GSEs”) demand diminished, raising concerns over the increasing supply of MBS in the market. However, the second quarter supply was not an issue as financial institution demand continued its strong first quarter pace. The primary fear in the near-term is the possibility of bank related selling if rates begin to rise or if prepayments begin to pick up.

Emerging market bonds returned a negative 6.44% for the six-month period ended July 31, 2002, as measured by the JP Morgan Emerging Markets Bond Index Plus, mostly erasing gains posted during the first quarter of the fiscal year. The second quarter saw a dramatic shift in investor perceptions. Expectations for a sharp rebound in growth were replaced by concerns that growth in the components of aggregate demand, particularly investment spending, would be insufficient in the period ahead. Against the backdrop of escalating concerns about U.S. corporate disclosure, investors became substantially more risk averse globally, challenging the effectiveness of capitalism.

Semi-Annual Report
July 31, 2002

SIX MONTHS IN REVIEW (CONT.)

With several countries contending with domestic challenges, returns in Latin America lagged those for other regions within the asset class. Poor performance was dominated by the diminished growth outlook for the U.S. and mounting concerns about the political situations in Brazil and Venezuela.

Dividends

The Fund maintained an uninterrupted and constant dividend throughout the six-month period, holding the monthly per share rate steady at $0.074. These dividend payouts equate to an annualized dividend yield of 7.77% based on the Fund’s NYSE share trading price as of July 31, 2002.

Performance

For the six-month period ended July 31, 2002, the Fund delivered a total return investment performance of 3.21% based on net asset value and a 14.57% return based on its NYSE share price. In comparison, the benchmark Lehman Brothers Intermediate Aggregate Bond Index, a broad market measure of domestic fixed income performance, returned 4.43% over the same period. An overweight of mortgage-backed securities relative to the benchmark index was a negative for the Fund’s performance during the second quarter of 2002. Moreover, the Fund’s exposure to Brazil detracted from performance over the fiscal period.

The line graph depicts the value of a net $10,000 investment made at the Fund’s inception on February 24, 1994 and held through July 31, 2002, compared to the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged market index. Investment performance assumes the reinvestment of dividends and capital gains distributions, if any. The Fund’s NYSE Market Value performance does not reflect the effect of sales loads or broker commissions. The performance data quoted represents past performance. Investment return and share value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost.

Semi-Annual Report
July 31, 2002

Investment Performance for the Periods Ended 7/31/2002

	6 Months	1 Year	3 Years*	5 Years*	Since Inception 2/24/94*
Net Asset Value	3.21%	9.33%	10.52%	7.37%	7.21%
NYSE Market Value	14.57%	20.82%	19.01%	12.26%	9.12%
Lehman Brothers Intermediate Aggregate Bond Index	4.43%	7.84%	8.66%	7.25%	N/A

* Average annual total return

NYSE share price performance was boosted over the fiscal period as the Fund’s trading discount to its net asset value reversed, advancing from a discount of 2.68% on January 31, 2002 to a premium of 8.70%.

Quality Ratings

Throughout the six-month period, the portfolio’s average quality has continued to revolve around an AAA rating. Every portfolio holding is regularly scrutinized and evaluated in an effort to assure that each security retains healthy characteristics and that each remains a viable holding in relation to the portfolio.

Semi-Annual Report
July 31, 2002

FINANCIAL HIGHLIGHTS

Selected Per Share Data:	For the six months ended July 31, 2002 (Unaudited)	For the year ended January 31, 2002		For the year ended January 31, 2001	For the year ended January 31, 2000	For the year ended January 31, 1999	For the year ended January 31, 1998
Net asset value, beginning of period	$11.20	$11.14		$10.56	$11.46	$11.91	$11.87
Net investment income (c)	0.58	0.97		0.95	0.95	0.92	0.98
Net realized and unrealized gain (loss) on investments (c)	(0.15)	0.09		0.64	(0.83)	(0.43)	0.05
Total from investment operations	0.43	1.06		1.59	0.12	0.49	1.03
Less dividends from net investment income	(0.59)	(1.00)		(1.01)	(1.02)	(0.94)	(0.99)

Net asset value, end of period	$11.04	$11.20		$11.14	$10.56	$11.46	$11.91

Per share market value, end of period	$12.00	$10.90		$10.35	$9.13	$9.88	$11.16

Total investment return
Per share market value (a)	14.57%	15.46%		26.13%	2.99%	–3.11%	14.57%
Per share net asset value (b)	3.21%	10.23%		17.37%	2.70%	5.32%	9.66%
Ratios to average net assets
Operating expenses (excluding interest expense)	1.11%*	1.15	%(d)	1.19%	1.16%	1.21%	1.25%
Total operating expenses	1.11%*	1.15	%(d)	1.19%	1.73%	1.31%	1.25%
Net investment income	10.45%*	8.74	%(e)	8.95%	8.50%	7.93%	8.29%
Supplemental data
Net assets, end of period (amounts in thousands)	$379,137	$382,831		$339,872	$322,211	$349,597	$363,428
Portfolio turnover rate	275%	211%		81%	74%	133%	29%

*	Annualized
(a)	Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in market price per share.
(b)	Total investment return on net asset value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
(c)	Per share amounts based on average number of shares outstanding during the period.
(d)	Ratio includes merger related expenses of 0.04%.
(e)	Ratio of net investment income to average net assets excluding merger related expenses is 8.78%.

Semi-Annual Report
See accompanying notes July 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

Amounts in thousands, except per share amounts	July 31, 2002 (Unaudited)

Assets:
Investments, at value	$731,342
Cash	8
Foreign currency, at value	465
Receivable for investments sold and forward foreign currency contracts	771,227
Interest and dividends receivable	3,669
Other Assets	114

Total Assets	1,506,825

Liabilities:
Payable for investments purchased	$1,008,575
Payable for short sale	115,272
Dividends payable	2,541
Accrued investment advisory fee	278
Accrued administration expense	16
Accrued printing expense	82
Accrued custodian expense	9
Accrued audit fee	25
Other liabilities	890

Total Liabilities	1,127,688

Net Assets	$379,137
Net Assets Consist of:
Capital stock—authorized 500 million shares $0.0001 par value, outstanding 34,333 shares	$5
Additional paid in capital	427,340
Undistributed net investment income	4,075
Accumulated undistributed net realized (loss) from investments	(52,749)
Net unrealized appreciation of investments	466

$379,137

Net Asset Value and Redemption Price Per Share (Net Assets Per Share Outstanding)	$11.04

Cost of Investments Owned	$728,716

Cost of Foreign Currency Held	$469

Semi-Annual Report
See accompanying notes July 31, 2002

STATEMENT OF OPERATIONS

Amounts in thousands	For the six months ended July 31, 2002 (Unaudited)

Investment income:
Interest, net of foreign taxes	$22,098

Total Income	22,098

Expenses:
Investment advisory fees	1,634
Administration fee	106
Directors’ fees	50
Legal fee	159
Audit fee	9
Interest expense	13
Printing expense	35
Transfer agent fees	13
Custodian fees	46
Miscellaneous expense	77

Total Expenses	2,142

Net Investment Income	19,956

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	9,927
Net realized gain on futures contracts	67
Net realized gain on foreign currency transactions	5
Net change in unrealized (depreciation) on investments	(17,612)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	28
Net (Loss)	(7,585)

Net Increase in Assets Resulting from Operations	$12,371

STATEMENT OF CHANGES IN NET ASSETS

Amounts in thousands except per share amounts	For the six months ended July 31, 2002 (Unaudited)	For the year ended January 31, 2002
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$19,956	$29,780
Net realized gain	9,999	4,542
Net change in unrealized (depreciation)	(17,584)	(1,894)
Net increase resulting from operations	12,371	32,428

Distributions to Shareholders:
From net investment income	(17,723)	(30,455)
Total Distributions	(17,723)	(30,455)

Fund Share Transactions:
Issued in reorganization	0	40,986

Issued as reinvestment of distributions (147 and 0 shares, respectively)	1,658	0

Net increase resulting from Fund share transactions	1,658	40,986
Total Increase (Decrease) in Net Assets	$(3,694)	$42,959

Net Assets:
Beginning of period	382,831	339,872
End of period	$379,137	$382,831

* Including net undistributed (overdistributed) investment income of:	$4,075	$1,842

Semi-Annual Report
See accompanying notes July 31, 2002

SCHEDULE OF INVESTMENTS (UNAUDITED)

	Principal Amount (000s)	Value (000s)
MORTGAGE-BACKED SECURITIES 162.2%
Collateralized Mortgage Obligations 2.1%
Federal Housing Administration
7.430% due 06/01/2024	$5,455	$5,607
General Electric Capital Mortgage Services, Inc.
6.000% due 04/25/2009	2,279	2,324

		7,931

Fannie Mae 129.2%
6.000% due 05/01/2031-08/14/2032 (e)	204,222	205,888
6.500% due 03/01/2024-08/14/2032 (e)	197,241	202,934
7.000% due 08/01/2004-09/16/2032 (e)	66,796	69,542
7.500% due 07/01/2026-03/01/2031 (e)	11,923	12,610

		490,974

Freddie Mac 17.9%
6.000% due 04/01/2017	19,617	20,197
6.500% due 08/01/2031-01/01/2032 (e)	21,347	21,998
7.500% due 06/01/2025-11/01/2030 (e)	23,474	24,870
8.000% due 07/01/2024-08/01/2024 (e)	888	955

		68,020

Government National Mortgage Association 12.6%
7.000% due 02/15/2024-01/15/2029 (e)	27,866	29,174
7.500% due 02/15/2006-02/15/2028 (e)	16,618	17,504
8.000% due 06/15/2016-05/15/2022 (e)	1,151	1,242
8.500% due 10/15/2016-04/15/2023 (e)	91	98

		48,018

Total Mortgage-Backed Securities (Cost $ 602,331)		614,943

SOVEREIGN ISSUES 14.5%
Hanvit Bank
12.750% due 03/01/2010 (f)	1,269	1,483
12.750% due 03/01/2010	1,300	1,516
Petroliam Nasional Berhad (Petronas)
7.625% due 10/15/2026	2,300	2,247
Republic of Brazil
11.500% due 03/12/2008	2,500	1,259
8.000% due 04/15/2014 (d)	8,289	4,314
10.125% due 05/15/2027	4,738	1,990
10.125% due 05/15/2027	5,000	2,058
12.250% due 03/06/2030	9,580	4,311
Republic of Bulgaria
4.562% due 07/28/2011 (d)	973	840
4.562% due 07/28/2012 (d)	5,039	4,472
Republic of Ecuador
12.000% due 11/15/2012	2,500	1,356
5.000% due 08/15/2030 (f)	7,712	3,065
Republic of Panama
2.625% due 07/17/2016 (d)	5,727	4,024
Republic of Peru
9.125% due 02/21/2012 (f)	10,000	8,100
Russian Federation
11.000% due 07/24/2018	2,680	2,827
12.750% due 06/24/2028 (f)	3,227	3,751
5.000% due 03/31/2030 (f)	4,437	3,001
United Mexican States
8.625% due 03/12/2008	395	420
9.875% due 02/01/2010	3,480	3,856

Total Sovereign Issues (Cost $ 64,619)		54,890

FOREIGN CURRENCY-DENOMINATED(b)(c) 1.6%
United Mexican States
7.375% due 07/06/2006 EC	6,440	6,284

Total Foreign Currency-Denominated (Cost $ 6,539)		6,284

SHORT-TERM INSTRUMENTS 14.6%
Commercial Paper 13.1%
ABN AMRO Mortgage Corp.
1.770% due 09/16/2002	4,100	4,091
Danske Corp.
1.770% due 08/05/2002	800	800
1.760% due 08/15/2002	2,600	2,598
Fannie Mae
1.865% due 08/21/2002	3,100	3,097
2.010% due 08/21/2002	1,000	999
1.880% due 08/28/2002	2,300	2,297
Federal Home Loan Bank
1.900% due 08/23/2002	2,100	2,081
1.680% due 10/30/2002	8,200	8,164
Freddie Mac
1.887% due 08/15/2002	4,800	4,796
2.040% due 09/12/2002	8,200	8,180
1.700% due 09/24/2002	3,700	3,691
1.690% due 10/23/2002	2,500	2,490
HBOS Treasury Services PLC
1.770% due 08/28/2002	2,500	2,497
Lloyds TSB Bank PLC
1.770% due 08/14/2002	1,200	1,199
Royal Bank of Canada
1.765% due 10/21/2002	600	598
UBS Finance, Inc.
1.760% due 08/14/2002	2,300	2,298

		49,876

Repurchase Agreement 0.5%
State Street Bank
1.550% due 08/01/2002	1,902	1,902
(Date 07/31/2002. Collateralized by Federal Home
Loan Bank 7.625% due 02/20/2007 valued at $1,940.
Repurchase Proceeds are $1,902.)
U.S. Treasury Bills 0.9%
1.625% due 08/15/2002	3,450	3,447

Total Short-Term Instruments (Cost $ 55,227)		55,225

Total Investments 192.9% (Cost $ 728,716)		$731,342

Other Assets and Liabilities (Net) (92.9%)		(352,205)

Net Assets 100.0%		$379,137

Notes to Schedule of Investments (amounts in thousands):

(a)	Short sales open at July 31, 2002 were as follows:

Type	Coupon (%)	Maturity	Par	Value	Proceeds
U.S. Treasury Bond	6.125	08/15/2029	2,500	$2,732	$2,649
U.S. Treasury Bond	6.250	05/15/2030	18,000	20,048	20,221
U.S. Treasury Notes	5.000	02/15/2011	88,400	92,492	90,367

				$115,272	$113,237

(b)	Foreign forward currency outstanding at July 31, 2002:

Type	Currency	Principal Amount Covered by Contract	Settlement Month	Unrealized Appreciation
Sell	EC	3,200	08/2002	$33

(c)	Principal amount denoted in indicated currency:

EC—Euro

(d)	Variable rate security. The rate listed is as of July 31, 2002.

(e)	Securities are grouped by coupon or range of coupons and represent a range of maturities.

(f)	Securities purchased under Rule 144A of the 1933 Securities Act and, unless registered under the Act or exempt from registration, may only be sold to qualified institutional investors.

Semi-Annual Report
See accompanying notes July 31, 2002

NOTES TO FINANCIAL STATEMENTS

1.    General Information

The PIMCO Strategic Global Government Fund, Inc. (the “Fund”) commenced operations on February 24, 1994. The Fund is registered under the Investment Company Act of 1940 (the “Act”), as amended, as a non-diversified, closed-end investment management company. The stock exchange symbol of the Fund is RCS. Shares of the Fund are traded on the New York Stock Exchange.

2.    Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.    Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Net asset value per share is determined as of 4:00 p.m., Eastern Time, no less frequently than every Thursday of each week (except where such Thursday is not a business day, then the first business day immediately succeeding such Thursday). Short-term investments which mature in sixty days or less are valued at amortized cost, which approximates market value. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Directors, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

The security pricing methodology used by the Fund for certain securities was conformed to the mean of the bid/asked spread during the period covered by this report, resulting in an increase to the net asset value of the Fund of less than one cent per share effective July 26, 2002.

Securities Transactions and Investment Income.    Securities transactions are recorded as of the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Securities purchased on a when-issued basis are subject to market value fluctuations during this period. On the commitment date of such purchases, the Fund designates specific assets with a value at least equal to the commitment, to be utilized to settle the commitment. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis.

Borrowings Under Mortgage Dollar Rolls and Forward Commitments.    The Fund enters into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for dollar rolls as financing transactions. Dollar rolls are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short term interest rates. At July 31, 2002, there were $353,829,234 in dollar rolls commitments.

The Fund is authorized to borrow funds and utilize leverage in amounts not exceeding thirty-three and one-third percent of its total assets. The Fund’s ability to leverage creates an opportunity for increased net income, but at the same time poses special risks. If the income from the securities purchased with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing had not been used, reducing the amount available for distribution to shareholders. At July 31, 2002, the Fund had leveraged 25.51% of the total assets.

Foreign Currency.    Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Semi-Annual Report
July 31, 2002

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. Government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign companies and foreign governments may be less liquid and the prices of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

Dividends and Distributions to Shareholders.    The Fund intends to distribute all or a portion of its net investment income monthly. Distributions, if any, of net realized short- or long-term capital gains will be distributed no less frequently than once each year. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for such items as wash sales, foreign currency transactions, net operating losses and capital loss carryforwards.

Federal Income Taxes.    The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

Forward Currency Transactions.    The Fund is authorized to enter into forward foreign exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Delayed-Delivery Transactions.    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security. Forward sales commitments are accounted for by the Fund in the same manner as forward currency contracts discussed above.

Short Sales.    The Fund has entered into short sales transactions during the period ended July 31, 2002. A short sale is a transaction in which a Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas, losses from purchases cannot exceed the total amount invested.

Repurchase Agreements.    The Fund may engage in repurchase transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The market value of the collateral must be equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

Restricted Securities.    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

3.    Fees, Expenses, and Related Party Transactions

Investment Advisory Fee.    Pacific Investment Management Company LLC (PIMCO) is a majority-owned subsidiary of Allianz Dresdner Asset Management of America L.P., formerly, PIMCO Advisors L.P. and serves as investment adviser (the “Adviser”) to the Fund, pursuant to an investment advisory contract. The Adviser receives a monthly fee in arrears from the Fund at an annual rate of 0.85% based on average weekly net assets of the Fund during the month.

Administration Fee.    PIMCO serves as administrator (the “Administrator”) and provides certain administrative services to the Fund for which it receives from the Fund a monthly administrative fee at an annual rate of 0.05% based on average weekly net assets of the Fund during the month.

Semi-Annual Report
July 31, 2002

NOTES TO FINANCIAL STATEMENTS (CONT.)

Expenses.    The Fund is responsible for the following expenses: (i) salaries and other compensation of any of the Fund’s executive officers and employees who are not officers, directors, stockholders or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Directors who are not “interested persons” of PIMCO or the Fund (each an “Independent Director”), and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; and organization expenses. The ratio of expenses to average net assets, as disclosed in the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus for the reasons set forth above. Each Independent Director receives an annual retainer of $10,000, plus $2,000 for each Board of Directors meeting attended in person or telephonically, plus reimbursement of related expenses.

4.    Purchases and Sales of Securities

Purchases and sales of securities (excluding short-term investments) for the period ended July 31, 2002, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$4,055,217	$4,044,360	$90,607	$215,064

5.    Changes in Fund Management and Administration

Effective February 8, 2002, Pacific Investment Management Company LLC (PIMCO), assumed management responsibilities for the Fund pursuant to an interim investment management agreement. The Board, including a majority of Independent Directors, approved the new investment management agreement with PIMCO on March 19, 2002, and received shareholder approval for the new investment management agreement at the 2002 Annual Meeting of Shareholders, which was held on June 21, 2002. In connection with approving the transition of Fund management to PIMCO, the Board also approved a change in the Fund’s corporate name to “PIMCO Strategic Global Government Fund, Inc.”, which became effective on March 19, 2002.

For the period from February 1, 2002 to February 8, 2002, Dresdner RCM Global Investors, LLC (“Dresdner RCM”), the Fund’s prior investment manager, provided investment advice to the Fund for a fee calculated pursuant to an investment management agreement at the annual rate of 0.95% of the Fund’s average daily net assets. In connection with the merger of Dresdner RCM Global Strategic Income Fund, Inc. into the Fund, which was effective January 18, 2002, the Fund and Dresdner RCM entered into an agreement whereby Dresdner RCM would (i) waive its management fee in excess of a rate of 0.75% per annum for those assets of the Fund following the merger that exceeded the Fund’s pre-merger net assets level (resulting in an effective advisory fee, i.e., fees divided by net assets of approximately 0.93%), and (ii) waive a portion of its management fee payable by the Fund during the first year following the merger as might be necessary to ensure that the Fund’s total operating expenses for that period, plus nonrecurring merger-related expenses, would be at least $75,000 less than what the Fund’s operating expenses were projected to be using an estimated expense ratio computed on the assumption that the merger had not occurred.

Under the Terms of the new investment management agreement approved by the Board and shareholders, PIMCO will provide investment advisory services to the Fund for a fee calculated at an annual rate of 0.85% of the Fund’s average weekly net assets. The Board also approved an administrative services agreement pursuant to which PIMCO replaced State Street Bank and Trust Company as the Fund’s administrator and provides certain administrative services to the Fund for a monthly fee calculated at the annual rate of 0.05% of the Fund’s average weekly net assets.

The Fund’s prior administrator was compensated by the Fund in accordance with the following schedule: 0.06% on the first $250 million of the Fund’s average daily net assets, 0.03% of the next $250 million of average daily net assets and 0.01% on average daily net assets in excess of $500 million; and an annual accounting fee of $90,000. At the Fund’s net asset level on February 1, 2002, this formula would have resulted in an effective fee of approximately 0.07% per annum of the Fund’s net assets.

Pasi Hamalainen and Daniel J. Ivascyn at PIMCO have been primarily responsible for the day to day management of the Fund’s portfolio since February 8, 2002. Mr. Hamalainen is a Managing Director, generalist portfolio manager and a member of PIMCO’s investment committee. Mr. Hamalainen joined PIMCO in 1994. Mr. Ivascyn is a Senior Vice President, portfolio manager and a member of PIMCO’s mortgage team. Mr. Ivascyn joined PIMCO in 1998.

6.    Federal Income Tax Matters

At July 31, 2002, the net unrealized appreciation (depreciation) of investments securities for federal income tax purposes was as follows (amounts in thousands):

Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation
$16,776	$(14,150)	$2,626

Semi-Annual Report
July 31, 2002

PRIVACY POLICY

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

This Privacy Policy applies to the following entities: PIMCO Advisors L.P., Pacific Investment Management Company LLC, PIMCO Equity Advisors, Cadence Capital Management, NFJ Investment Group, Parametric Portfolio Associates, PIMCO/Allianz Investment Advisors LLC, PIMCO Funds Distributors LLC, PIMCO Funds: Multi-Manager Series, PIMCO Funds: Pacific Investment Management Series, PIMCO Specialty Markets, PIMCO Commercial Mortgage Securities Trust, Inc., and PIMCO Strategic Global Government Fund, Inc.

Semi-Annual Report
July 31, 2002

DIVIDEND REINVESTMENT PLAN

What is the Dividend Reinvestment Plan for PIMCO Strategic Global Government Fund, Inc.?

The Dividend Reinvestment Plan offers shareholders in the Fund an efficient and simple way to reinvest dividends and capital gains distributions, if any, in shares of the Fund. Each month the Fund will distribute to shareholders substantially all of its net investment income. The Fund expects to distribute at least annually any net realized long-term or short-term capital gains. EquiServe Trust Co., N.A. acts as Plan Agent for shareholders in administering the Plan.

Who can participate in the Plan?

All shareholders in the Fund may participate in the Plan by following the instructions for enrollment provided later in this section.

What does the Plan offer?

The Plan offers shareholders a simple and convenient means to reinvest dividends and capital gains distributions in additional shares of the Fund.

How is the reinvestment of income dividends and capital gains distributions accomplished?

If you are a participant in the Plan, your dividends and capital gains distributions will be reinvested automatically for you, increasing your holding in the Fund. If the Fund declares a dividend or capital gains distribution payable either in cash or in shares of the Fund, you will automatically receive shares of the Fund. If the market price of shares is equal to or exceeds the net asset value per share on the Valuation Date (as defined below), Plan participants will be issued shares valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price, then at 95% of the market price.

If the market price is less than the net asset value on the Valuation Date, the Plan Agent will buy shares in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, for the participants’ accounts. If, following the commencement of the purchase and before the Plan Agent has completed its purchases, the market price exceeds the net asset value, the average per share purchase price paid by the Plan Agent may exceed the net asset value, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value before the Plan Agent has completed its purchases, the Plan Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of net asset value or 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. The Plan Agent will apply all cash received to purchase shares as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a NYSE trading day, the immediately preceding trading day. All reinvestments are in full and fractional shares, carried to three decimal places.

Is there a cost to participate?

There is no direct charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent’s fees are paid by the Fund. There are no brokerage charges for shares issued directly by the Fund. Whenever shares are purchased on the NYSE or elsewhere in connection with the reinvestment of dividends or capital gains distributions, each participant will pay a pro rata portion of brokerage commissions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase shares for all participants in blocks, resulting in lower commissions for each individual participant.

What are the tax implications for participants?

You will receive tax information annually for your personal records to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not affect the tax characterization of the dividends and capital gains. Other questions should be directed to your tax adviser.

Semi-Annual Report
July 31, 2002

How do participating shareholders benefit?

You will build holdings in the Fund easily and automatically at reduced costs.

You will receive a detailed account statement from the Plan Agent, showing total dividends and distributions, dates of investments, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. The proxy you receive in connection with the Fund’s shareholder meetings will include shares purchased for you by the Plan Agent according to the Plan.

As long as you participate in the Plan, shares acquired through the Plan will be held for you in safekeeping in non-certificated form by EquiServe Trust Co., N.A., the Plan Agent. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Whom should I contact for additional information?

If you hold shares in your own name, please address all notices, correspondence, questions or other communications regarding the Plan to:

PIMCO Strategic Global Government Fund, Inc.
c/o EquiServe Trust Co., N.A.
P.O. Box 43011
Providence, RI 02940-3011
Telephone: 800-426-5523

If your shares are not held in your name, you should contact your brokerage firm, bank or other nominee for more information.

How do I enroll in the Plan?

If you hold shares of the Fund in your own name, you are already enrolled in this Plan. Your reinvestments will begin with the first dividend after you purchase your shares. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If your nominee is unable to participate in the Plan on your behalf, you may want to request that your shares be registered in your name so that you can participate in the Plan.

Once enrolled in the Plan, may I withdraw from it?

You may withdraw from the Plan without penalty at any time by providing written notice to EquiServe Trust Co., N.A. Elections to withdraw from the Plan will be effective for distributions with a Record Date of at least ten days after such elections are received by the Plan Agent.

If you withdraw, you will receive, without charge, a share certificate issued in your name for all full shares accumulated in your account from dividend and capital gains distributions, plus a check for any fractional shares based on market price.

Experience under the Plan may indicate that changes are desirable. Accordingly, either the Fund or the Plan Agent may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

Semi-Annual Report
July 31, 2002

PROXY VOTING RESULTS

The 2002 Annual Meeting of the Fund’s shareholders was held on June 21, 2002. The result of votes taken among shareholders on the proposals presented at the meeting are listed below.

Proposal 1

To elect three Directors to the Board of Directors of the Fund.

	# of Shares Voted	% of Shares Voted
Carter W. Dunlap, Jr.
For	32,690,428	98.94%
Withheld	349,939	1.06%
Total	33,040,367	100.00%
Brent R. Harris
For	32,689,765	98.94%
Withheld	350,602	1.06%
Total	33,040,367	100.00%
James M. Whitaker
For	32,586,354	98.63%
Withheld	454,013	1.37%
Total	33,040,367	100.00%

Francis E. Lundy and Gregory S. Young continued in office as Directors.

Proposal 2

To approve a new investment management agreement between the Fund and PIMCO.

	# of Shares Voted	% of Shares Voted
For	32,316,470	97.81%
Against	284,747	0.86%
Abstain	439,150	1.33%
Total	33,040,367	100.00%

The 2003 Annual Meeting of shareholders of the Fund is currently expected to be held on or about July 31, 2003. In order for a shareholder proposal to be considered for inclusion in the Fund’s proxy materials relating to the 2003 Annual Meeting, it must be received by the Secretary of the Fund, Garlin G. Flynn, at the Fund’s executive offices no later than January 20, 2003. The address of the Fund’s executive office is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

Semi-Annual Report
July 31, 2002

OTHER INFORMATION

Investment Manager and Administrator
Pacific Investment Management Company LLC
840 Newport Center Drive, Suite 300
Newport Beach, California 92660

Transfer Agent
EquiServe Trust Company, N.A.
P.O. Box 43011
Providence, Rhode Island 02940

Custodian
State Street Bank & Trust Co.
801 Pennsylvania
Kansas City, Missouri 64105

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110

Independent Auditors
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, Missouri 64105

PIMCO
STRATEGIC
GLOBAL
GOVERNMENT
FUND, INC.

This report, including the financial statements herein, is provided to the shareholders of PIMCO Strategic Global Government Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.